SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549


                                      FORM 8-K

                                   CURRENT REPORT

                         Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act of 1934




Date of Report:  June 10, 1998
(Date of earliest event reported)



Commission        Registrant; State of Incorporation              IRS Employer
file number          Address; and Telephone Number             Identification No.
-----------       -----------------------------------          ------------------

  1-11337         WPS RESOURCES CORPORATION                        39-1775292
                  (A Wisconsin Corporation)
                  700 North Adams Street
                  P. O. Box 19001
                  Green Bay, WI 54307-9001
                  920-433-1466

  1-3016          WISCONSIN PUBLIC SERVICE CORPORATION             39-0715160
                  (A Wisconsin Corporation)
                  700 North Adams Street
                  P. O. Box 19001
                  Green Bay, WI 54307-9001
                  920-433-1466

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ITEM 5. Other Events.
------  ------------

        On June 10, 1998, Wisconsin Public Service Corporation issued a Press Release announcing the proposed change in ownerwship for the Kewaunee Nuclear Power Plant. Wisconsin Public Service Corporation is a wholly-owned subsidiary of WPS Resources Corporation.


ITEM 7. Financial Statements and Exhibits.
------  ---------------------------------

        (c) Exhibits.
            --------

            99-1 Wisconsin Public Service Corporation press release dated June 10, 1998 regarding the proposed change in ownership for the Kewaunee Nuclear Power Plant.


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                              SIGNATURES
                              ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WPS RESOURCES CORPORATION



                                   By:  /s/  P. D. Schrickel
                                        --------------------------------
                                             P. D. Schrickel
                                             Executive Vice President




Date:  June 10, 1998

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                              SIGNATURES
                              ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              WISCONSIN PUBLIC SERVICE CORPORATION



                         By:  /s/  P. D. Schrickel
                              ------------------------------------------
                                   P. D. Schrickel
                                   President and Chief Operating Officer




Date:  June 10, 1998


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